CMA(R) TAX-EXEMPT FUND

                    Supplement dated September 9, 2002 to the

     Prospectus and Statement of Additional Information dated July 30, 2002



     On September 4, 2002, the Board of Directors of CMA Tax-Exempt Fund (the "Fund") approved the conversion of the Fund from a stand-alone mutual fund to a "feeder" fund that invests all of its assets in a corresponding "master" fund, which has the same investment objective as the Fund.